UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2018
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6649 Westwood Blvd., Orlando, FL	32821
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Marriott Vacations Worldwide Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to recast consolidated financial statements for each of the three fiscal years in the period ended December 31, 2017, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (filed with the U.S. Securities and Exchange Commission on February 27, 2018) to reflect the retrospective application of Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers (Topic 606),” as amended (“ASU 2014-09”).
Such recast consolidated financial statements and related notes are filed as Exhibit 99.1 to this report and are incorporated herein by reference. The Company adopted ASU 2014-09 effective January 1, 2018 utilizing the full retrospective method and began reporting comparative results under ASU 2014-09 in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.
ASU 2014-09 provides a single, comprehensive revenue recognition model which replaces and supersedes most existing revenue recognition guidance and requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard also requires enhanced disclosures.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Consolidated Financial Statements and Notes thereto, as modified to include retrospective adoption of ASU 2014-09, Revenue from Contracts with Customers (Topic 606), and subsequent amendments thereto.
101.INS	XBRL Instance Document (Electronically Submitted)
101.SCH	XBRL Taxonomy Extension Schema Document (Electronically Submitted)
101.CAL	XBRL Taxonomy Calculation Linkbase Document (Electronically Submitted)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (Electronically Submitted)
101.LAB	XBRL Taxonomy Label Linkbase Document (Electronically Submitted)
101.PRE	XBRL Taxonomy Presentation Linkbase Document (Electronically Submitted)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Date:	June 5, 2018	By:	/s/ John E. Geller, Jr.
		Name:	John E. Geller, Jr.
		Title:	Executive Vice President and Chief Financial and Administrative Officer

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